Convertible promissory notes payable	6 Months Ended
Sep. 30, 2019
Text Block [Abstract]
Convertible promissory notes payable

Note 9 — Convertible promissory notes payable

On August 1, 2019, the Company issued two convertible promissory notes for an aggregate principal amount of $25,000,000 (the “RTW Convertible Promissory Notes”) payable to the RTW Entities, investors of the Company. The RTW Convertible Promissory Notes bear interest at 5% per annum and are due on March 31, 2020, the date upon which all unpaid interest and principal shall be due and payable. Prepayment of the RTW Convertible Promissory Notes prior to the maturity date is not permitted without the consent of the note holders of at least a majority of the outstanding principal amount of the convertible promissory notes issued by the Company. On September 26, 2019, the RTW Entities and RSL consented to the prepayment of $2,500,000 aggregate principal amount of the RTW Convertible Promissory Notes.

On September 26, 2019, the Company issued four convertible promissory notes for an aggregate principal amount of $10,000,000 (the “BVF Convertible Promissory Notes”) payable to entities affiliated with Biotechnology Value Fund, L.P. (“BVF”). The BVF Convertible Promissory Notes bear interest at 5% per annum and are due on March 31, 2020, the date upon which all unpaid interest and principal shall be due and payable. Prepayment of the BVF Convertible Promissory Notes prior to the maturity date is not permitted without the consent of the note holders of at least a majority of the outstanding principal amount of the convertible promissory notes issued by the Company.

The RSL Convertible Promissory Note (See Note 5), RTW Convertible Promissory Notes and BVF Convertible Promissory Notes (together, the “Convertible Promissory Notes”) include various conversion and redemption rights upon merger, certain financing events, change in control or maturity. The Convertible Promissory Notes will automatically convert immediately prior to the consummation of the transaction contemplated in the Share Exchange Agreement (See Note 3) for an aggregate of 3,500,000 shares of common stock of HSAC upon the closing of the transaction.

The embedded conversion features of the Convertible Promissory Notes are determined to be contingent beneficial conversion features. As such, no conversion feature will be separated from the related debt instrument at issuance. As a result, the Company did not record any amounts for the embedded conversion and redemption features at issuance and as of September 30, 2019. During the six months ended September 30, 2019, the conditions allowing holders of the Convertible Promissory Notes to convert or redeem were not met.

The Convertible Promissory Notes were entered into to provide the Company with additional resources to conduct its business. As of September 30, 2019, the aggregate outstanding principal balance of the RTW Convertible Promissory Notes and BVF Convertible Promissory Notes is $32,500,000. Interest expense of $190,411 incurred on the RTW Convertible Promissory Notes and BVF Convertible Promissory Notes is recognized within interest expense in the accompanying condensed combined and consolidated statements of operations for the six months ended September 30, 2019 and accrued expenses in the accompanying condensed combined and consolidated balance sheet as of September 30, 2019.